GraniteShares ETF Trust

Schedule of Investments

GraniteShares 1x Short TSLA Daily ETF

September 30, 2022 (Unaudited)

Value

Assets In Excess Of Other Liabilities - (100.00%)	$532,836

NET ASSETS (100.00%)	$532,836

TOTAL RETURN SWAP CONTRACTS

Counterparty	Reference Entity/Obligation(a)	Currency	Notional Amount	Floating Rate Index	Spread	Termination Date	Value	Net Unrealized Depreciation
Cowen	Tesla, Inc.	USD	$(528,642)	OBFR01	100 bps	08/09/2023	$(528,643)	$(1)
TOTAL			$(528,642)				$(528,643)	$(1)

(a) Includes cash which is being held as collateral for total return swap contracts.

Investment Abbreviations:

OBFR – Overnight Bank Funding Rate

GraniteShares 1x Short TSLA Daily ETF
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Liabilities
Total Return Swap Contracts	$–	$(1)	$–	$(1)
Total	$–	$(1)	$–	$(1)

GraniteShares ETF Trust

Notes to Quarterly Schedules of Investments

September 30, 2022 (Unaudited)

1. FAIR VALUE MEASUREMENT

The Financial Accounting Standards Board (FASB) established a framework for measuring fair value in accordance with U.S. GAAP. Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the exchange traded fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 –	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The hierarchy classification of inputs used to value each Fund’s investments is disclosed at the end of the Fund’s Schedule of Investments.